Corteva, Inc.
Consolidated Statements of Operations
(Dollars in millions, except per share amounts)

	Three Months Ended March 31,
	2022	2021
Net sales	$4,601	$4,178
Cost of goods sold	2,724	2,420
Research and development expense	268	281
Selling, general and administrative expenses	735	733
Amortization of intangibles	179	183
Restructuring and asset related charges - net	5	100
Other income — net	17	337
Interest expense	9	7
Income (loss) from continuing operations before income taxes	698	791
Provision for (benefit from) income taxes on continuing operations	121	178
Income (loss) from continuing operations after income taxes	577	613
Income (loss) from discontinued operations after income taxes	(10)	(10)

Net income (loss)	567	603

Net income (loss) attributable to noncontrolling interests	3	3

Net income (loss) attributable to Corteva	$564	$600

Basic earnings (loss) per share of common stock:
Basic earnings (loss) per share of common stock from continuing operations	$0.79	$0.82
Basic earnings (loss) per share of common stock from discontinued operations	(0.01)	(0.01)
Basic earnings (loss) per share of common stock	$0.78	$0.81

Diluted earnings (loss) per share of common stock:
Diluted earnings (loss) per share of common stock from continuing operations	$0.79	$0.81
Diluted earnings (loss) per share of common stock from discontinued operations	(0.01)	(0.01)
Diluted earnings (loss) per share of common stock	$0.78	$0.80

Average number of shares outstanding used in earnings (loss) per share (EPS) calculation (in millions)
Basic	727.0	743.4
Diluted	730.9	749.6

Corteva, Inc.
Consolidated Balance Sheets
(Dollars in millions, except share amounts)

	March 31, 2022	December 31, 2021	March 31, 2021
Assets
Current assets
Cash and cash equivalents	$2,031	$4,459	$2,404
Marketable securities	290	86	114
Accounts and notes receivable – net	7,275	4,811	6,792
Inventories	4,986	5,180	4,321
Other current assets	1,296	1,010	1,405
Total current assets	15,878	15,546	15,036
Investment in nonconsolidated affiliates	91	76	64
Property, plant and equipment	8,483	8,364	8,173
Less: Accumulated depreciation	4,150	4,035	3,874
Net property, plant and equipment	4,333	4,329	4,299
Goodwill	10,109	10,107	10,146
Other intangible assets	9,865	10,044	10,584
Deferred income taxes	471	438	433
Other assets	1,886	1,804	1,987
Total Assets	$42,633	$42,344	$42,549

Liabilities and Equity
Current liabilities
Short-term borrowings and finance lease obligations	$1,018	$17	$1,250
Accounts payable	3,685	4,126	3,098
Income taxes payable	180	146	165
Deferred revenue	2,435	3,201	2,247
Accrued and other current liabilities	2,335	2,068	2,239
Total current liabilities	9,653	9,558	8,999
Long-term debt	1,154	1,100	1,102
Other noncurrent liabilities
Deferred income tax liabilities	1,203	1,220	902
Pension and other post employment benefits - noncurrent	2,983	3,124	4,954
Other noncurrent obligations	1,704	1,719	1,814
Total noncurrent liabilities	7,044	7,163	8,772

Commitments and contingent liabilities

Stockholders' equity
Common stock, $0.01 par value; 1,666,667,000 shares authorized; issued at March 31, 2022 - 725,320,000; December 31, 2021 - 726,527,000; and March 31, 2021 - 738,321,000	7	7	7
Additional paid-in capital	27,760	27,751	27,630
Retained earnings	750	524	268
Accumulated other comprehensive income (loss)	(2,821)	(2,898)	(3,367)
Total Corteva stockholders' equity	25,696	25,384	24,538
Noncontrolling interests	240	239	240
Total equity	25,936	25,623	24,778
Total Liabilities and Equity	$42,633	$42,344	$42,549

Corteva, Inc.
Consolidated Statement of Cash Flows
(Dollars in millions, except per share amounts)

	Three Months Ended March 31,
	2022	2021
Operating activities

Net income (loss)	$567	$603
Adjustments to reconcile net income (loss) to cash provided by (used for) operating activities:
Depreciation and amortization	307	304
Provision for (benefit from) deferred income tax	(37)	47
Net periodic pension and OPEB benefit, net	(71)	(318)
Pension and OPEB contributions	(55)	(84)
Net (gain) loss on sales of property, businesses, consolidated companies, and investments	3	—
Restructuring and asset related charges - net	5	100
Other net loss	104	54
Changes in assets and liabilities, net
Accounts and notes receivable	(2,372)	(2,012)
Inventories	234	467
Accounts payable	(406)	(448)
Deferred revenue	(782)	(401)
Other assets and liabilities	(227)	(262)
Cash provided by (used for) operating activities	(2,730)	(1,950)
Investing activities
Capital expenditures	(179)	(137)
Proceeds from sales of property, businesses, and consolidated companies - net of cash divested	5	20
Investments in and loans to nonconsolidated affiliates	(6)	—
Purchases of investments	(234)	(40)
Proceeds from sales and maturities of investments	10	194
Other investing activities - net	—	(1)
Cash provided by (used for) investing activities	(404)	36
Financing activities
Net change in borrowings (less than 90 days)	744	828
Proceeds from debt	311	419
Repurchase of common stock	(235)	(350)
Proceeds from exercise of stock options	40	38
Dividends paid to stockholders	(102)	(97)
Other financing activities, net	(44)	(17)
Cash provided by (used for) financing activities	714	821
Effect of exchange rate changes on cash, cash equivalents and restricted cash equivalents	(31)	(50)
Increase (decrease) in cash, cash equivalents and restricted cash equivalents	(2,451)	(1,143)
Cash, cash equivalents and restricted cash equivalents at beginning of period	4,836	3,873
Cash, cash equivalents and restricted cash equivalents at end of period	$2,385	$2,730

Corteva, Inc.
Consolidated Segment Information
(Dollars in millions, except per share amounts)

	Three Months Ended March 31,
SEGMENT NET SALES - SEED	2022	2021
Corn	$1,930	$1,888
Soybean	172	177
Other oilseeds	277	296
Other	145	131
Seed	$2,524	$2,492

	Three Months Ended March 31,
SEGMENT NET SALES - CROP PROTECTION	2022	2021
Herbicides	$1,205	$986
Insecticides	418	385
Fungicides	304	261
Other	150	54
Crop Protection	$2,077	$1,686

	Three Months Ended March 31,
GEOGRAPHIC NET SALES - SEED	2022	2021
North America [1]	$1,184	$1,210
EMEA [2]	926	947
Latin America	323	274
Asia Pacific	91	61
Rest of World [3]	1,340	1,282
Net Sales	$2,524	$2,492

	Three Months Ended March 31,
GEOGRAPHIC NET SALES - CROP PROTECTION	2022	2021
North America [1]	$821	$533
EMEA [2]	656	655
Latin America	327	244
Asia Pacific	273	254
Rest of World [3]	1,256	1,153
Net Sales	$2,077	$1,686

1. Reflects U.S. & Canada
2. Reflects Europe, Middle East, and Africa
3. Reflects EMEA, Latin America, and Asia Pacific

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

	Three Months Ended March 31,
	2022
Net Sales (GAAP)	$4,601
Less: Impacts from Currency and Portfolio	(237)
Organic Sales (Non-GAAP)	$4,838

	Three Months Ended March 31,
OPERATING EBITDA	2022	2021
Seed	$569	$617
Crop Protection	491	321
Corporate Expenses	(21)	(34)
Operating EBITDA (Non-GAAP)	$1,039	$904

RECONCILIATION OF INCOME (LOSS) FROM CONTINUING OPERATIONS AFTER INCOME TAXES TO OPERATING EBITDA	Three Months Ended March 31,
	2022	2021
Income (loss) from continuing operations after income taxes (GAAP)	$577	$613
Provision for (benefit from) income taxes on continuing operations	121	178
Income (loss) from continuing operations before income taxes (GAAP)	698	791
Depreciation and amortization	307	304
Interest income	(15)	(21)
Interest expense	9	7
Exchange (gains) losses[1]	47	35
Non-operating (benefits) costs[2]	(65)	(311)
Mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges	36	(1)
Significant items (benefit) charge[3]	22	100
Operating EBITDA (Non-GAAP)	$1,039	$904

1.Refer to page A-12 for pre-tax and after tax impacts of exchange (gains) losses.
2.Non-operating (benefits) costs consists of non-operating pension and other post-employment benefit (OPEB) (benefits) costs, tax indemnification adjustments, and environmental remediation and legal costs associated with legacy businesses and sites of Historical DuPont. Tax indemnification adjustments relate to changes in indemnification balances, as a result of the application of the terms of the Tax Matters Agreement, between Corteva and Dow and/or DuPont that are recorded by the company as pre-tax income or expense.
3.Refer to page A-8 for pre-tax and after tax impacts of significant items.

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

PRICE - VOLUME - CURRENCY ANALYSIS
REGION
	Q1 2022 vs. Q1 2021				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$262	15%	$263	15%	8%	7%	—%	—%
EMEA	(20)	(1)%	190	12%	9%	3%	(13)%	—%
Latin America	132	25%	137	26%	12%	14%	(1)%	—%
Asia Pacific	49	16%	70	22%	5%	17%	(3)%	(3)%
Rest of World	161	7%	397	16%	9%	7%	(9)%	—%
Total	$423	10%	$660	16%	9%	7%	(6)%	—%

SEED
	Q1 2022 vs. Q1 2021				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$(26)	(2)%	$(26)	(2)%	5%	(7)%	—%	—%
EMEA	(21)	(2)%	108	11%	11%	—%	(13)%	—%
Latin America	49	18%	56	20%	9%	11%	(2)%	—%
Asia Pacific	30	49%	36	58%	9%	49%	(9)%	—%
Rest of World	58	5%	200	16%	11%	5%	(11)%	—%
Total	$32	1%	$174	7%	8%	(1)%	(6)%	—%

CROP PROTECTION
	Q1 2022 vs. Q1 2021				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$288	54%	$289	54%	17%	37%	—%	—%
EMEA	1	—%	82	13%	7%	6%	(13)%	—%
Latin America	83	34%	81	33%	17%	16%	1%	—%
Asia Pacific	19	7%	34	13%	4%	9%	(2)%	(4)%
Rest of World	103	9%	197	17%	8%	9%	(7)%	(1)%
Total	$391	23%	$486	29%	11%	18%	(5)%	(1)%

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

SEED PRODUCT LINE
	Q1 2022 vs. Q1 2021				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
Corn	$42	2%	$141	7%	8%	(1)%	(5)%	—%
Soybeans	(5)	(3)%	(3)	(2)%	6%	(8)%	(1)%	—%
Other oilseeds	(19)	(6)%	18	6%	8%	(2)%	(13)%	—%
Other	14	11%	18	13%	5%	8%	(2)%	—%
Total	$32	1%	$174	7%	8%	(1)%	(6)%	—%

CROP PROTECTION PRODUCT LINE
	Q1 2022 vs. Q1 2021				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
Herbicides	$219	22%	$256	26%	12%	14%	(4)%	—%
Insecticides	33	9%	63	16%	9%	7%	(7)%	—%
Fungicides	43	16%	70	26%	6%	20%	(6)%	(4)%
Other	96	178%	97	181%	33%	148%	(3)%	—%
Total	$391	23%	$486	29%	11%	18%	(5)%	(1)%

1.Organic sales is defined as price and volume and excludes currency and portfolio impacts.

Corteva, Inc.
Significant Items
(Dollars in millions, except per share amounts)

SIGNIFICANT ITEMS BY SEGMENT (PRE-TAX)
	Three Months Ended March 31,
	2022	2021
Seed	$(5)	$(21)
Crop Protection	(15)	(32)
Corporate	(2)	(47)
Total significant items before income taxes	$(22)	$(100)

SIGNIFICANT ITEMS - PRE-TAX, AFTER TAX, AND EPS IMPACTS

	Pre-tax		After tax[3]		($ Per Share)
	2022	2021	2022	2021	2022	2021
1st Quarter
Restructuring and asset related charges, net [1]	$(5)	$(100)	$(3)	$(77)	$—	$(0.10)
Estimated settlement expense [2]	(17)	—	(13)	—	(0.02)	—
1st Quarter — Total	$(22)	$(100)	$(16)	$(77)	$(0.02)	$(0.10)

1.First quarter 2022 includes restructuring and asset related benefits (charges) of $(5). The charges primarily relate to a $(6) charge related to non-cash accelerated prepaid royalty amortization expense related to Roundup Ready 2 Yield® and Roundup Ready 2 Xtend® herbicide tolerance traits.

First quarter 2021 included restructuring and asset related benefits (charges) of $(100). The charges primarily relate to a $(89) charge associated with the 2021 Restructuring Actions and a $(7) charge related to non-cash accelerated prepaid royalty amortization expense related to Roundup Ready 2 Yield® and Roundup Ready 2 Xtend® herbicide tolerance traits.

2.First quarter 2022 includes a $(17) charge for estimated Lorsban® related reserves.

3.Unless specifically addressed in the notes above, the income tax effect on significant items was calculated based upon the enacted laws and statutory income tax rates applicable in the tax jurisdiction(s) of the underlying non-GAAP adjustment.

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

Operating Earnings (Loss) Per Share (Non-GAAP)
Operating earnings (loss) per share is defined as earnings (loss) per share from continuing operations – diluted, excluding non-operating (benefits) costs, amortization of intangibles (existing as of Separation), net unrealized gain or loss from mark-to-market activity on certain foreign currency derivative instruments that do not qualify for hedge accounting, and significant items.

	Three Months Ended March 31,
	2022	2021	2022	2021
	$	$	EPS (diluted)	EPS (diluted)
Net income (loss) from continuing operations attributable to Corteva (GAAP)	$574	$610	$0.79	$0.81
Less: Non-operating benefits (costs), after tax [1]	49	237	0.07	0.31
Less: Amortization of intangibles (existing as of Separation), after tax	(139)	(143)	(0.19)	(0.19)
Less: Mark-to-market gains (losses) on certain foreign currency contracts not designated as hedges, after tax[2]	(28)	1	(0.04)	—
Less: Significant items benefit (charge), after tax	(16)	(77)	(0.02)	(0.10)
Operating Earnings (Loss) (Non-GAAP)	$708	$592	$0.97	$0.79

1.Non-operating benefits (costs) consists of non-operating pension and other post-employment benefit (OPEB) benefits (costs), tax indemnification adjustments, and environmental remediation and legal costs associated with legacy businesses and sites of Historical DuPont. Tax indemnification adjustments relate to changes in indemnification balances, as a result of the application of the terms of the Tax Matters Agreement, between Corteva and Dow and/or DuPont that are recorded by the company as pre-tax income or expense.

Corteva, Inc.
Operating EBITDA to Operating Earnings (Loss) Per Share
(Dollars in millions, except per share amounts)

Operating EBITDA to Operating Earnings (Loss) Per Share

	Three Months Ended March 31,
	2022	2021
Operating EBITDA (Non-GAAP)[1]	$1,039	$904
Depreciation	(128)	(121)
Interest Income	15	21
Interest Expense	(9)	(7)
(Provision for) benefit from income taxes on continuing operations before significant items, non-operating benefits (costs), amortization of intangibles (existing as of Separation), mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges, and exchange gains (losses) (Non-GAAP)[1]	(168)	(162)
Base income tax rate from continuing operations (Non-GAAP)[1]	18.3%	20.3%
Exchange gains (losses), after tax[2]	(38)	(40)
Net (income) loss attributable to non-controlling interests	(3)	(3)
Operating Earnings (Loss) (Non-GAAP)[1]	$708	$592
Diluted Shares (in millions)	730.9	749.6
Operating Earnings (Loss) Per Share (Non-GAAP)[1]	$0.97	$0.79

1.     Refer to pages A-5 through A-7, A-9 and A-11 for Non-GAAP reconciliations.
2.     Refer to page A-12 for pre-tax and after tax impacts of exchange gains (losses).

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

Reconciliation of Base Income Tax Rate to Effective Income Tax Rate
Base income tax rate is defined as the effective income tax rate less the effect of exchange gains (losses), significant items, amortization of intangibles (existing as of Separation), mark-to-market gains on certain foreign currency contracts not designated as hedges, and non-operating (benefits) costs.

	Three Months Ended March 31,
	2022	2021
Income (loss) from continuing operations before income taxes (GAAP)	$698	$791
Add: Significant items (benefit) charge [1]	22	100
Non-operating (benefits) costs	(65)	(311)
Amortization of intangibles (existing as of Separation)	179	183
Mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges	36	(1)
Less: Exchange gains (losses)[2]	(47)	(35)
Income (loss) from continuing operations before income taxes, significant items, non-operating (benefits) costs, amortization of intangibles (existing as of Separation), mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges, and exchange gains (losses) (Non-GAAP)	$917	$797

Provision for (benefit from) income taxes on continuing operations (GAAP)	$121	$178
Add: Tax benefits on significant items (benefit) charge[1]	6	23
Tax expenses on non-operating (benefits) costs	(16)	(74)
Tax benefits on amortization of intangibles (existing as of Separation)	40	40
Tax benefits on mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges	8	—
Tax benefits on exchange gains (losses)[2]	9	(5)
Provision for (benefit from) income taxes on continuing operations before significant items, non-operating (benefits) costs, amortization of intangibles (existing as of Separation), mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges, and exchange gains (losses) (Non-GAAP)	$168	$162

Effective income tax rate (GAAP)	17.3%	22.5%
Significant items, non-operating (benefits) costs, amortization of intangibles (existing as of Separation), and mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges effect	0.8%	(0.6)%
Tax rate from continuing operations before significant items, non-operating (benefits) costs, amortization of intangibles (existing as of Separation), and mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges	18.1%	21.9%
Exchange gains (losses), net effect[2]	0.2%	(1.6)%
Base income tax rate from continuing operations (Non-GAAP)	18.3%	20.3%

1. See page A-8 for further detail on the Significant Items.
2. See page A-12 for further details of exchange gains (losses).

Corteva, Inc.
(Dollars in millions, except per share amounts)

Exchange Gains (Losses)
The Company routinely uses foreign currency exchange contracts to offset its net exposures, by currency, related to the foreign currency-denominated monetary assets and liabilities. The objective of this program is to maintain an approximately balanced position in foreign currencies in order to minimize, on an after-tax basis, the effects of exchange rate changes on net monetary asset positions. The hedging program gains (losses) are largely taxable (tax deductible) in the United States (U.S.), whereas the offsetting exchange gains (losses) on the remeasurement of the net monetary asset positions are often not taxable (tax deductible) in their local jurisdictions. The net pre-tax exchange gains (losses) are recorded in other income - net and the related tax impact is recorded in provision for (benefit from) income taxes on continuing operations in the Consolidated Statements of Operations.

	Three Months Ended March 31,
	2022	2021
Subsidiary Monetary Position Gain (Loss)
Pre-tax exchange gains (losses)	$6	$(51)
Local tax (expenses) benefits	(4)	(1)
Net after tax impact from subsidiary exchange gains (losses)	$2	$(52)

Hedging Program Gain (Loss)
Pre-tax exchange gains (losses)	$(53)	$16
Tax (expenses) benefits	13	(4)
Net after tax impact from hedging program exchange gains (losses)	$(40)	$12

Total Exchange Gain (Loss)
Pre-tax exchange gains (losses)	$(47)	$(35)
Tax (expenses) benefits	9	(5)
Net after tax exchange gains (losses)	$(38)	$(40)

As shown above, the "Total Exchange Gain (Loss)" is the sum of the "Subsidiary Monetary Position Gain (Loss)" and the "Hedging Program Gain (Loss)."